Loans Receivable, Net	12 Months Ended
Dec. 31, 2022
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Loans Receivable, Net
7.	LOANS RECEIVABLE, NET
The Group provides loans using its own fund or through the consolidated trusts to the shippers and truckers through its mobile and website platforms. The annual interest rate ranges from
20
%~
36
% and the credit period is less than
one year
. Interest on loans receivable is accrued and credited to revenue as earned. In general, loans receivable is identified as uncollectible when it is determined to be not probable that the balance can be collected.
The following table presents loan principal and accrued interests as of December 31, 2021 and 2022:

	As of December 31,
	2021	2022
	RMB	RMB
Loans receivable	1,842,784	2,750,808
Less: allowance for loan losses	(65,117)	(102,359)

Loans receivable, net	1,777,667	2,648,449

The following table presents the aging of loans as of December 31, 2021 and 2022:

	0-30 days past due	31-60 days past due	Over 60 days past due	Total amount past due	Current	Total loans
December 31, 2021 (RMB)	22,522	14,518	47,386	84,426	1,758,358	1,842,784
December 31, 2022 (RMB)	31,206	21,398	81,170	133,774	2,617,034	2,750,808
Movement of allowance for loan losses is as follows:

	Years ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
Balance at beginning of year	(92,641)	(40,401)	(65,117)
Provisions for loan losses	(94,160)	(97,658)	(194,272)
Write-off	146,400	72,942	157,030

Balance at end of year	(40,401)	(65,117)	(102,359)

Loans receivable is recorded as receivable, reduced by an allowance for estimated losses as of the balance sheet date. The Group does not record any interest revenue on an accrual basis for the loans that are past due for more than 90 days. As of December 31, 2021 and 2022, the nonaccrual loan receivable

(those over 90 calendar days past due excluding loans that were over 180 days past due and therefore charged off) was RMB36.6 million and RMB53.6 million, respectively and the net nonaccrual loan receivable

after deducting the provision was RMB4.1 million and RMB1.9 million, respectively. Loans are returned to accrual status if they are brought to non-delinquent
status or have performed in accordance with the contractual terms for a reasonable period of time and, in our judgment, will continue to make periodic principal and interest payments as scheduled. The Company determines a loan’s past due status by the number of days that have elapsed since a borrower has failed to make a contractual loan payment.
In the years ended December 31, 2020, 2021 and 2022, the Group recorded RMB94 million, RMB98 million and RMB194 million of provision net with recoveries to loans receivables, respectively. The allowance for loan losses is determined at a level the Group believes to be reasonable to absorb probable losses inherent in the portfolio as of each balance sheet date, primarily based on the Group’s historical delinquency rate, days past due and other risk characteristics on a portfolio basis.
The Group writes off the loans receivables that are past due for more than 180 days as they are not considered collectible based on the Group’s historical experiences.